SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

THE TURKISH INVESTMENT FUND, INC.

(Name of Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee previously paid with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MORGAN STANLEY ASIA-PACIFIC FUND, INC.

MORGAN STANLEY EASTERN EUROPE FUND, INC.

MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

MORGAN STANLEY HIGH YIELD FUND, INC.

THE THAI FUND, INC.

THE TURKISH INVESTMENT FUND, INC.

c/o Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, New York 10020

NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of each of the Funds listed above (each a “Fund” and collectively, the “Funds”) will be held on Thursday, June 5, 2003, at the offices of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020 at the following times:

Conference Room 1
Morgan Stanley Eastern Europe Fund, Inc. (“RNE”)	9:15 a.m.
The Turkish Investment Fund, Inc. (“TKF”)	9:30 a.m.

Conference Room 2
Morgan Stanley Asia-Pacific Fund, Inc. (“APF”)	9:00 a.m.
The Thai Fund, Inc. (“TTF”)	9:15 a.m.

Conference Room 3
Morgan Stanley Emerging Markets Debt Fund, Inc. (“MSD”)	9:00 a.m.
Morgan Stanley High Yield Fund, Inc. (“MSY”)	9:15 a.m.
Morgan Stanley Global Opportunity Bond Fund, Inc. (“MGB”)	9:30 a.m.

The Meetings are being held for the following purposes:

1.  To elect Directors of the Funds.

2.  To consider and act upon any other business as may properly come before the Meetings or any adjournment thereof.

Only stockholders of record of a particular Fund at the close of business on April 10, 2003, the record date for the Meetings, are entitled to notice of, and to vote at, the Meeting of that Fund or any adjournments thereof.

MARY E. MULLIN

Secretary

Dated: April 21, 2003

If you do not expect to attend the Meeting(s) for your Fund(s), please sign and promptly return the enclosed Proxy

Card(s) in the enclosed self-addressed envelope or vote by telephone as indicated in each Fund’s Proxy Card. In order to avoid the additional expense to the Funds of further solicitation, we ask your cooperation in mailing your Proxy Card(s) or voting by telephone promptly.

Morgan Stanley Asia-Pacific Fund, Inc. (“APF”)

Morgan Stanley Eastern Europe Fund, Inc. (“RNE”)

Morgan Stanley Emerging Markets Debt Fund, Inc. (“MSD”)

Morgan Stanley Global Opportunity Bond Fund, Inc. (“MGB”)

Morgan Stanley High Yield Fund, Inc. (“MSY”)

The Thai Fund, Inc. (“TTF”)

The Turkish Investment Fund, Inc. (“TKF”)

c/o Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, New York 10020

JOINT PROXY STATEMENT

This statement is furnished by the Board of Directors (each a “Board” and collectively, the “Boards”) of each of the Funds listed above (each a “Fund” and collectively, the “Funds”) in connection with the solicitation of Proxies by the Board of Directors for use at the Annual Meeting of Stockholders of each Fund (each a “Meeting” and collectively, the “Meetings”) to be held on Thursday, June 5, 2003, at the principal executive office of the investment adviser for each Fund, Morgan Stanley Investment Management Inc. (hereinafter “MSIM” or the “Manager”), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. It is expected that the Notice of Annual Meetings, Joint Proxy Statement and Proxy Card(s) will first be mailed to stockholders on or about April 21, 2003. The purpose of the Meetings, the matters to be acted upon and the commencement time of each Meeting are set forth in the accompanying Notice of Annual Meetings of Stockholders.

If the accompanying Proxy Card for a Fund is executed properly and returned, shares represented by it will be voted at the Meeting for that Fund in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance and voting at the Meeting of such Fund. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors of that Fund.

The Board has fixed the close of business on April 10, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meetings and at any adjournments thereof. On that date, the following number of shares of Common Stock of each Fund were outstanding and entitled to vote:

APF	35,951,854 shares
RNE	3,631,738 shares
MSD	22,046,681 shares
MGB	4,190,803 shares
MSY	11,696,842 shares
TTF	13,272,583 shares
TKF	5,649,846 shares

The expense of solicitation will be borne by the Funds and will include reimbursement to brokerage firms and others for reasonable expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxy Cards will be largely by mail, but may include, without cost to the Funds, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxy Cards is also expected to include communications by employees of Georgeson Shareholder Communications Inc., a proxy solicitation firm expected to be engaged by the Funds to solicit Proxy Cards by mail or by telephonic, telegraphic or oral communications at a cost not expected to exceed $2,500, plus out-of-pocket expenses, per Fund.

Each Fund will furnish, without charge, a copy of its annual report for its fiscal year ended December 31, 2002 (October 31, 2002 for TKF) to any stockholder of such Fund requesting such report. Requests for annual and/or semi-annual reports should be made in writing to the respective Fund, c/o J.P. Morgan Investor Services Co., P.O. Box 2798, Boston, Massachusetts 02208-2798, or by calling 1-800-221-6726.

J.P. Morgan Investor Services Co. is an affiliate of the Funds’ administrator, JPMorgan Chase Bank (“JPMorgan Chase”), and provides administrative services to the Funds. The business address of JPMorgan Chase and J.P. Morgan Investor Services Co. is 73 Tremont Street, Boston, Massachusetts 02108.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because stockholders may own shares of more than one Fund, to potentially avoid burdening stockholders with more than one proxy statement. Shares of a Fund are entitled to one vote each at the respective Fund’s Meeting. To the extent information relating to common ownership is available to the Funds, a stockholder that owns record shares in two or more of the Funds will receive a package containing a Joint Proxy Statement and Proxy Cards for the Funds in which such stockholder is a record owner. If the information relating to common ownership is not available to the Funds, a stockholder that beneficially owns shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a Proxy Card for each Fund in which such stockholder is a beneficial owner. If the proposed election of Directors is approved by stockholders of one Fund and disapproved by stockholders of other Funds, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. Thus, it is essential that stockholders complete, date, sign and return each enclosed Proxy Card or vote by telephone as indicated in each Fund’s Proxy Card.

The Board of Directors of each Fund unanimously recommends that you vote “FOR” the election of the nominees as Directors as set forth in Proposal No. 1 of the Notice of Annual Meetings.

ELECTION OF DIRECTORS

(Proposal No. 1)

At the Meetings, Directors will be elected to hold office for a term specified below and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Card to vote, on behalf of the stockholders, for the election of Phillip J. Purcell as a Class I Director for a term commencing on July 31, 2003 and expiring in 2005, Charles A. Fiumefreddo, Michael Bozic and Edwin J. Garn as Class II Directors for a term commencing on July 31, 2003 and expiring in 2006 and Wayne E. Hedien, Dr. Manuel H. Johnson and James F. Higgins as Class III Directors for a term commencing on July 31, 2003 and expiring in 2004.

The proposed slate of nominees for the Boards of the Funds reflects an effort to consolidate the existing Boards of the Funds with the boards of the open-end and closed-end registered investment companies managed by an affiliate of the Manager which are marketed to retail investors (the “Retail Funds”). Among other benefits to the Funds, the current Boards of Directors of the Funds believe that the consolidation will provide the opportunity for administrative efficiencies and some cost savings in addition to improving the effectiveness of the Boards.

Board Approval of Election of Directors

In order to effect this consolidation, the individual nominees were evaluated and nominated by each Fund’s current Board of Directors. At a meeting held on March 24, 2003, the Boards of Directors of the Funds proposed that Charles A. Fiumefreddo, Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, James F. Higgins and Phillip J. Purcell, current directors of the Retail Funds, become Directors of the Funds. Each proposal for election of a Director of a Fund made by the Boards of Directors of the Funds is subject to the approval of the respective Fund’s stockholders at the Meetings. The seven nominees listed above will effectively be replacing Ronald E. Robison, Mitchell M. Merin (who was elected at a February 13, 2003 Board Meeting), John D. Barrett II, Vincent R. McLean, Jr., C. Oscar Morong, Jr., Gerard E. Jones, Thomas P. Gerrity and William G. Morton, who have tendered their resignations as Directors of the Funds effective July 31, 2003 (or, if a Fund’s stockholder meeting is not held by then, on such later date as the meeting is held).

Pursuant to the By-Laws of each Fund, the terms of office of the Directors are staggered. The Board of Directors of each Fund is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Class I currently consists of Ronald E. Robison, Michael Nugent, Joseph J. Kearns and Fergus Reid. Class II currently consists of John D. Barrett II, Vincent R. McLean and C. Oscar Morong, Jr. Class III currently consists of Mitchell M. Merin, Gerard E. Jones, Thomas P. Gerrity and William G. Morton, Jr. If the stockholders of the Funds elect the nominees as Directors, then after the Meetings, effective July 31, 2003, Class I will consist of Phillip J. Purcell, Michael Nugent, Joseph J. Kearns and Fergus Reid. Class II will consist of Charles A. Fiumefreddo, Michael Bozic and Edwin J. Garn and Class III will consist of Wayne E. Hedien, Dr. Manuel H. Johnson and James F. Higgins. The resignations of the applicable current Directors and election of the new Directors will be effective July 31, 2003 (or, if a Fund’s stockholder meeting is not held by then, on such later date as the meeting is held). Only Mr. Purcell and the Nominee Directors in Classes II and III are being considered for election at the Meetings.

Pursuant to each Fund’s By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified, (ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-two years of age, or (v) his removal as provided by statute or the Articles of Incorporation. Each officer of the Funds will hold such office until his death or resignation or until a successor has been duly elected and qualified.

Board Meetings and Committees

The Board of Directors of each Fund has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on each Fund’s financial operations. Each Fund has adopted a formal, written Audit Committee

Charter. The Audit Committees of the Funds (except for TKF) met two times during the fiscal year ended December 31, 2002. The Audit Committee of TKF met three times during the fiscal year ended October 31, 2002.

The members of the Audit Committees of each Fund are currently Joseph J. Kearns, John D. Barrett II, Vincent R. McLean, C. Oscar Morong, Jr. and Gerard E. Jones, none of whom is an “interested person,” as defined under the Investment Company Act of 1940, as amended (the “1940 Act”) of the Funds (with such disinterested Directors being “Independent Directors” or individually, “Independent Director”), of either Fund, and each of whom is “independent” from each Fund under the listing standards of the New York Stock Exchange, Inc. The current Chairman of each Audit Committee is Joseph J. Kearns.

The Board of Directors of each Fund also has a Nominating and Compensation Committee. The Nominating and Compensation Committee evaluates and recommends nominees for election to each Fund’s Board of Directors and establishes compensation for Independent Directors. Each Fund has adopted a formal, written Nominating and Compensation Committee Charter. The current members of the Nominating and Compensation Committee for each Fund are Fergus Reid, William G. Morton, Jr., Thomas P. Gerrity and Michael Nugent, each of whom is an Independent Director. The current Chairman of the Nominating and Compensation Committee of each Fund is Fergus Reid. The Nominating and Compensation Committees for the Funds did not meet during the fiscal year ending December 31, 2002 (October 31, 2002 for TKF).

There were four meetings of the Board of Directors of each Fund held during the fiscal year ended December 31, 2002 (October 31, 2002 for TKF). For the 2002 fiscal year, each current Director for each of the Funds attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served.

Each of the nominees for Director has consented to be named in this Joint Proxy Statement and to serve as a Director of the Funds if elected. The Board of Directors of each Fund has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting for that Fund, Proxies will be voted for such persons as the Board of Directors of the Fund may recommend.

Information Regarding Current Directors and Nominee Directors

Certain information regarding the current Directors of the Funds and nominees for election as Directors is set forth below:

Name, Address and Age	Position with the Funds	Principal Occupations During Past Five Years and Other Directorships	Number of Portfolios in Fund Complex Overseen by Director
Current Interested Directors
Mitchell M. Merin*(1) 1221 Avenue of the Americas New York, NY 10020 (49)	Class III Director and Chairman of the Board for each of the Funds since 2003

President, Chief Operating Officer and Director of MSIM; President, Director and Chief Executive Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Chairman, Chief Executive Officer and Director of Morgan Stanley Distributors Inc.; Chairman and Director of Morgan Stanley Trust; Director of various Morgan Stanley subsidiaries; President and Chief Executive Officer of the Retail Funds and TCW/DW Term Trust 2003; Trustee, President and Chief Executive Officer of the Van Kampen open-end funds; President and Chief Executive Officer of the Van Kampen closed-end funds; Director or Trustee of various U.S. registered investment companies managed by MSIM; Formerly, Chief Strategic Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., Executive Vice President of Morgan Stanley Distributors Inc., Vice President of the Retail Funds and Executive Vice President of Morgan Stanley.

91

Name, Address and Age	Position with the Funds	Principal Occupations During Past Five Years and Other Directorships	Number of Portfolios in Fund Complex Overseen by Director
Current Interested Directors
Ronald E. Robison*(1) 1221 Avenue of the Americas New York, NY 10020 (64)	Class I Director of each of the Funds since 2001

Chief Global Operations Officer and Managing Director of MSIM; Managing Director of Morgan Stanley & Co. Incorporated; Managing Director of Morgan Stanley; Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; President, Chief Executive Officer and Director of Morgan Stanley Trust; Director or Trustee and President of various U.S. registered investment companies managed by MSIM; Vice President of the Retail Funds; Formerly, Managing Director and Chief Operating Officer of TCW Funds Management and Managing Director of Trust Company of the West.

			94

Interested Nominees
Charles A. Fiumefreddo*† c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311 (69)	Nominee for Class II Director of each of the Funds	Chairman and Director or Trustee of the Retail Funds and the TCW/DW Term Trust 2003; Formerly, Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Distributors Inc. and Morgan Stanley Services Company Inc., Executive Vice President and Director of Morgan Stanley Dean Witter, Chairman and Director of Morgan Stanley Trust and Director and/or officer of various Morgan Stanley subsidiaries and Chief Executive Officer of the Retail Funds and the TCW/DW Term Trusts.	214

James F. Higgins*† c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311 (55)	Nominee for Class III Director of each of the Funds	Senior Advisor to Morgan Stanley; Director of Morgan Stanley Distributors Inc. and Dean Witter Realty Inc.; Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services); Director or Trustee of the Retail Funds and the TCW/DW Term Trust 2003; Formerly, President and Chief Operating Officer of the Private Client Group of Morgan Stanley and President and Chief Operating Officer of Individual Securities of Morgan Stanley.	214

Phillip J. Purcell*† 1585 Broadway New York, NY 10036 (59)	Nominee for Class I Director of each of the Funds	Chairman of the Board of Directors and Chief Executive Officer of Morgan Stanley and Morgan Stanley Dean Witter Inc.; Director of Morgan Stanley Distributors Inc.; Director and/or officer of various Morgan Stanley subsidiaries; Chairman of the Board of Directors and Chief Executive Officer of Novus Credit Services Inc.; Director of American Airlines, Inc. and its parent company, AMR Corporation; Director or Trustee of the Retail Funds and the TCW/DW Term Trust 2003.	214

*	“Interested person” of the Fund within the meaning of the 1940 Act. Mr. Purcell is Chairman and Chief Executive Officer of Morgan Stanley, of which the Manager is a subsidiary, and Messrs. Merin and Robison are officers of the Manager. Mr. Fiumefreddo is the former Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors Inc., which is the investment adviser of the Retail Funds and affiliated with the Manager. Mr. Higgins is Senior Advisor to Morgan Stanley, of which the Manager is a subsidiary.
†	Nominee for election as a Director of one or more Funds at the Meetings.
(1)	Messrs. Merin and Robison have each tendered their resignations as Directors effective July 31, 2003 (or, if a Fund’s stockholder meeting is not held by then, on such later date as the meeting is held).

Name, Address and Age	Position with the Funds	Principal Occupations During Past Five Years and Other Directorships	Number of Portfolios in Fund Complex Overseen by Director

Current Independent Directors
John D. Barrett II(1) Barrett Associates, Inc. 565 Fifth Avenue New York, NY 10017 (67)	Class II Director of each of the Funds since 2000	CEO and Chairman of the Board of Directors of Barrett Associates, Inc. (investment counseling); Director of the Ashforth Company (real estate); Chairman of the Barrett Growth Fund; Limited Partner, Barrett Growth Partners, LP; Limited Partner, Long Meadow Holdings, LP; Director or Trustee of various U.S. registered investment companies managed by MSIM.	91

Thomas P. Gerrity(1) Wharton School University of Pennsylvania Philadelphia, PA 19104-6370 (61)	Class III Director of each of the Funds since 2001

Professor of Management at the Wharton School of Business, University of Pennsylvania; Director of Sunoco (oil refining), Fannie Mae (mortgage finance), CVS Corporation (retail pharmacy), Internet Capital Group and Knight-Ridder, Inc. (newspapers); Director or Trustee of various U.S. registered investment companies managed by MSIM; Formerly, Dean of Wharton School of Business, University of Pennsylvania, and Director of Reliance Group Holdings (insurance), IKON Office Solutions, Inc. (office equipment), Fiserv (financial services), Investor Force Holdings, Inc. (institutional investment information services), Digital Equipment Corporation (computer equipment), ICG Commerce, Inc. (internet commerce) and Union Carbide Corporation (chemicals).

			91

Gerard E. Jones(1) Shipman & Goodwin, LLP 43 Arch Street Greenwich, CT 06830 (66)	Class III Director of each of the Funds since 2000	Of Counsel, Shipman & Goodwin, LLP (law firm); Director of Tractor Supply Company, Tiffany Foundation and Fairfield County Foundation; Director or Trustee of various U.S. registered investment companies managed by MSIM.	93

Joseph J. Kearns PMB 754 23852 Pacific Coast Highway Malibu, CA 90625 (60)	Class I Director of each of the Funds since 2001	President, Kearns & Associates LLC (investment consulting); Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and UCLA Foundation; Director or Trustee of various U.S. registered investment companies managed by MSIM; Formerly, Chief Financial Officer of The J. Paul Getty Trust.	215

Vincent R. McLean(1) 702 Shackamaxon Dr. Westfield, NJ 07090 (71)	Class II Director of each of the Funds since 2001	Director of Legal and General America, Inc. (insurance), Banner Life Insurance Co. and William Penn Life Insurance Company of New York; Director or Trustee of various U.S. registered investment companies managed by MSIM; Formerly, Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of UNISYS Corporation) (computers).	91

Name, Address and Age	Position with the Funds		Principal Occupations During Past Five Years and Other Directorships	Number of Portfolios in Fund Complex Overseen by Director
Current Independent Directors
C. Oscar Morong, Jr.(1) 1385 Outlook Drive West Mountainside, NJ 07092 (67)	Class II Director of each of the Funds since 2001		Managing Director of Morong Capital Management; Trustee of the mutual funds in the Smith Barney CitiFunds fund complex; Director or Trustee of various U.S. registered investment companies managed by MSIM; Formerly, Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc. and Director of the Indonesia Fund, the Landmark Funds and Ministers and Missionaries Benefit Board of American Baptist Churches.	91

William G. Morton, Jr.(1) 100 Franklin Street Boston, MA 02110 (65)	Class III Director since:		Director of RadioShack Corporation (electronics); Director or Trustee of various U.S. registered investment companies managed by MSIM; Formerly, Chairman and Chief Executive Officer of Boston Stock Exchange.	91
	MSD: MGB: RNE: MSY: TTF: TKF:	1993 1994 1996 1995 1995 1995

Michael Nugent Triumph Capital 445 Park Avenue New York, NY 10022 (66)	Class I Director of each of the Funds since 2001		General Partner, Triumph Capital, a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds; Director or Trustee of various U.S. registered investment companies managed by MSIM; Director of various business organizations; Formerly, Vice President of Bankers Trust Company and BT Capital Corporation.	214

Fergus Reid 85 Charles Colman Boulevard Pawling, NY 12564 (70)	Class I Director of each of the Funds since 2000		Chairman and Chief Executive Officer of Lumelite Plastics Corporation; Trustee and Director of certain investment companies in the J.P. Morgan Funds complex managed by J.P. Morgan Investment Management Inc.; Director of various U.S. registered investment companies managed by MSIM.	216

Independent Nominees
Michael Bozic† c/o Mayer, Brown, Rowe & Maw 1675 Broadway New York, NY 10019 (62)	Nominee for Class II Director of each of the Funds		Retired; Director of Weirton Steel Corporation; Director or Trustee of the Retail Funds and the TCW/DW Term Trusts; Formerly, Vice Chairman of Kmart Corporation, Chairman and Chief Executive Officer of Levitz Furniture Corporation, President and Chief Executive Officer of Hills Department Stores and Chairman, Chief Executive Officer, President and Chief Operating Officer of the Sears Merchandise Group of Sears, Roebuck & Co.	214

Edwin J. Garn† c/o Summit Ventures LLC 1 Utah Center 201 S. Main Street Salt Lake City, UT 84111 (70)	Nominee for Class II Director of each of the Funds

Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and The Boeing Company) and Nuskin Asia Pacific (multilevel marketing); Member of the boards of various civic and charitable organizations; Director or Trustee of the Retail Funds and the TCW/DW Term Trust 2003; Formerly, United States Senator (R-Utah), Chairman, Senate Banking Committee, Mayor of Salt Lake City, Utah, Astronaut, Space Shuttle Discovery, Vice Chairman, Huntsman Corporation (chemical company) and Member of the Utah Regional Advisory Board of Pacific Corp.

				214

Name, Address and Age	Position with the Funds	Principal Occupations During Past Five Years and Other Directorships	Number of Portfolios in Fund Complex Overseen by Director
Independent Nominees

Wayne E. Hedien† c/o Mayer, Brown, Rowe & Maw 1675 Broadway New York, NY 10019 (68)	Nominee for Class III Director of each of the Funds	Retired; Director of the PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of the Field Museum of Natural History; Director of various other business and charitable organizations; Director or Trustee of the Retail Funds and the TCW/DW Term Trust 2003; Formerly associated with the Allstate Companies, most recently as Chairman of The Allstate Corporation and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company.	214

Dr. Manuel H. Johnson† c/o Johnson Smick International, Inc. 2099 Pennsylvania Avenue N.W. Suite 950 Washington, DC 20006 (54)	Nominee for Class III Director of each of the Funds	Senior Partner, Johnson Smick International, Inc. (consulting firm); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director of NVR, Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization of the Financial Accounting Standards Board); Director or Trustee and Chairman of the Audit Committee of the Retail Funds and the TCW/DW Term Trust 2003; Formerly, Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	214

†	Nominee for election as a Director of one or more Funds at the Meetings.
(1)	Messrs. Barrett, Gerrity, Jones, McLean, Morong and Morton each have tendered their resignations as Directors of each Fund effective July 31, 2003 (or, if a Fund’s stockholder meeting is not held by then, on such later date as the meeting is held).

Certain information regarding the officers of the Funds is set forth below:

Name, Address and Age	Position with the Funds	Principal Occupations During Past Five Years
Ronald E. Robison* 1221 Avenue of the Americas New York, NY 10020 (64)	President of the Funds since 2001

Chief Global Operations Officer and Managing Director of MSIM; Managing Director of Morgan Stanley & Co. Incorporated; Managing Director of Morgan Stanley; Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; President, Chief Executive Officer and Director of Morgan Stanley Trust; Director or Trustee and President of various U.S. registered investment companies managed by MSIM; Vice President of the Retail Funds; Formerly, Managing Director and Chief Operating Officer of TCW Funds Management and Managing Director of Trust Company of the West.

Stefanie V. Chang* 1221 Avenue of the Americas New York, NY 10020 (36)	Vice President of the Funds since 1997

Executive Director of Morgan Stanley & Co. Incorporated and MSIM; Officer of various U.S. registered investment companies managed by MSIM; Assistant Secretary of the Retail Funds and Secretary of various U.S. registered investment companies managed by Van Kampen Investment Advisory Corp. and Van Kampen Asset Management Inc.; Previously practiced law with the New York law firm of Clifford Chance US LLP (formerly Rogers & Wells).

Lorraine Truten* 1221 Avenue of the Americas New York, NY 10020 (41)	Vice President of the Funds since 2001	Executive Director of MSIM; President of Morgan Stanley Distribution, Inc.; Officer of various U.S. registered investment companies managed by MSIM.

Mary E. Mullin* 1221 Avenue of the Americas New York, NY 10020 (36)	Secretary of the Funds since 1999

Vice President of Morgan Stanley & Co. Incorporated and MSIM; Officer of various U.S. registered investment companies managed by MSIM; Previously practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

James W. Garrett* 1221 Avenue of the Americas New York, NY 10020 (34)	Treasurer of the Funds since 2002

Executive Director of Morgan Stanley & Co. Incorporated and MSIM; Officer of various U.S. registered investment companies managed by MSIM; Previously with PriceWaterhouseCoopers LLP (formerly PriceWaterhouse LLP).

Michael Leary 73 Tremont Street Boston, MA 02108 (37)	Assistant Treasurer of the Funds since 2003

Vice President and Senior Manager of Fund Administration and Compliance of J.P. Morgan Investor Services Co.; Officer of various U.S. registered investment companies managed by MSIM; Formerly with Ernst & Young LLP.

*	“Interested person” of the Funds within the meaning of the 1940 Act. Mr. Robison, Mr. Garrett, Ms. Chang, Ms. Truten and Ms. Mullin are officers of the Manager.

Based on information furnished by each Independent Director as of April 10, 2003, neither any Independent Director nor any immediate family member of any Independent Director owned any securities of the Manager or its affiliates as of such date.

The following tables set forth information regarding the dollar ranges of beneficial ownership of shares in each Fund and in certain registered investment companies, including the Funds, managed by the Manager or sharing the same principal underwriter and held out to investors as related companies for purposes of investment and investor services (the “Family of Investment Companies”) owned by the Directors of the Funds and each nominee for election as a Director, as of April 10, 2003. This information has been furnished by each Director and nominee. The dollar values in the following table are based upon the market price of the relevant Fund’s shares as of April 10, 2003.

Name of Current Directors	APF	MSD	MGB	RNE	MSY	TTF	TKF	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies
Barrett	$1-$10,000	None	None	$1-$10,000	$1-$10,000	None	None	Over $100,000
Gerrity	None	None	None	None	None	None	None	$10,001-$50,000
Jones	None	None	None	None	None	None	None	Over $100,000
Kearns	None	None	None	None	None	None	None	$10,001-$50,000
McLean	None	None	None	None	None	None	None	$1-$10,000
Merin	None	None	None	None	None	None	None	None
Morong	None	None	None	None	None	None	None	$10,001-$50,000
Morton	$10,000-$50,000	$1-$10,000	$1-$10,000	$10,000-$50,000	$1-$10,000	$1-$10,000	$1-$10,000	$50,001-$100,000
Nugent	None	None	None	None	None	None	None	Over $100,000
Reid	$1-$10,000	None	None	None	None	None	None	Over $100,000
Robison	None	None	None	None	None	None	None	None

Name of Nominees	APF	MSD	MGB	RNE	MSY	TTF	TKF	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies
Bozic	None	None	None	None	None	None	None	None
Fiumefreddo	None	None	None	None	None	None	None	None
Garn	None	None	None	None	None	None	None	None
Hedien	None	None	None	None	None	None	None	None
Higgins	None	None	None	None	None	None	None	None
Johnson	None	None	None	None	None	None	None	None
Purcell	None	None	None	None	None	None	None	None

Compensation of Directors and Officers

Certain of the Independent Directors have entered into a deferred fee arrangement (the “Fee Arrangement”) with the Funds, pursuant to which such Director may defer to a later date the receipt of the Director’s fees. The deferred fees owed by the Funds are credited to a bookkeeping account maintained by the Funds on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Funds or (ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

Under the Fee Arrangement, deferred Director’s fees (including the return accrued thereon) will become payable by the Funds in cash upon such Director’s resignation from the Board of Directors of each Fund in a lump sum or in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director’s resignation occurred. In the event of a Director’s death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director’s right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of each Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director’s service as a director. In addition, in the event of liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund’s assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by MSIM), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

Set forth below are tables showing the aggregate compensation paid by each Fund to each of its Directors, as well as the total compensation paid to each Director of each Fund by all of the Funds and by other U.S. registered investment companies advised by MSIM or its affiliates (collectively, the “Fund Complex”) for their services as Directors of such investment companies for the fiscal year ended December 31, 2002 (October 31, 2002 for TKF). In all cases, there were no pension or retirement benefits accrued as part of any Fund’s expenses.

The amounts reflected in the following tables include amounts paid by the Fund Complex for services rendered during the fiscal year ended in 2002 for each fund within the Fund Complex, regardless of whether such amounts were actually received by the Directors and nominees during such fiscal year.

Name of Current Directors	APF	MSD	MGB	RNE	MSY	TTF	TKF	Total Compensation from Funds and Fund Complex Paid to Directors(2)(3)
Interested Directors
Merin(1)	None	None	None	None	None	None	None	None
Robison(1)	None	None	None	None	None	None	None	None

Independent Directors
Barrett	$953	$445	$75	$170	$200	$117	$77	$ 90,000
Gerrity	944	440	74	168	197	116	76	89,000
Jones	972	454	77	173	205	119	79	93,500
Kearns(3)	1,006	472	79	181	212	124	82	95,500
McLean(3)	953	445	75	170	200	117	77	90,000
Morong(3)	953	445	75	170	200	117	77	90,000
Morton	944	440	74	168	197	116	76	89,000
Nugent(4)	953	445	75	170	200	117	77	296,475
Reid(3)	1,001	469	77	179	210	122	81	95,500

(1)	“Interested person” of the Fund within the meaning of the 1940 Act.
(2)	Amounts shown in this column also include amounts received by each Director for service on the Boards of several other funds affiliated with the Funds, which are part of the Fund Complex, a portion of which will be paid in 2003.
(3)	Amounts shown in this table include certain amounts deferred by Messrs. Kearns, McLean, Morong and Reid, in each case pursuant to the Fee Arrangement described above. For the amounts deferred by Messrs. Kearns, McLean, Morong and Reid, please refer to the table on page 12 of this joint proxy statement.
(4)	Michael Nugent is a participant in a retirement program adopted by certain of the Retail Funds (the “Adopting Funds”) pursuant to which he is entitled to retirement payments upon reaching the eligible retirement age. Annual payments are based on his length of service. As of the calendar year ended December 31, 2002, retirement benefits accrued by the Adopting Funds and his estimated benefit upon retirement from all Adopting Funds were $32,362 and $62,646, respectively.

Name of Nominees	APF	MSD	MGB	RNE	MSY	TTF	TKF	Total Compensation from Funds and Fund Complex Paid to Directors(2)
Nominees for Interested Directors
Fiumefreddo(1)	None	None	None	None	None	None	None	$360,000
Higgins(1)	None	None	None	None	None	None	None	None
Purcell(1)	None	None	None	None	None	None	None	None

Nominees for Independent Directors
Bozic	None	None	None	None	None	None	None	$159,650
Garn	None	None	None	None	None	None	None	159,650
Hedien	None	None	None	None	None	None	None	158,950
Johnson	None	None	None	None	None	None	None	226,063

(1)	“Interested person” of the Fund within the meaning of the 1940 Act. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and for administrative services provided to the Boards of the Retail Funds.
(2)	Amounts shown in this column also include amounts received by each nominee for service on the Boards of several other funds affiliated with the Funds, which are part of the Fund Complex.

The following table sets forth information regarding amounts deferred by certain Directors of their aggregate compensation from the Funds and the Fund Complex, in each case pursuant to the Fee Arrangement described above.

Name of Directors	APF	MSD	MGB	RNE	MSY	TTF	TKF	Total Deferred Compensation from Funds and Fund Complex
Kearns	$1,006	$472	$79	$181	$212	$124	$82	$92,000
McLean	953	445	75	170	200	117	77	87,000
Morong	953	445	75	170	200	117	77	87,000
Reid	None	None	None	None	None	None	None	88,632

The election of the nominees for election as Directors of each Fund requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under each Fund’s By-Laws, except for TTF, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. Under the By-Laws of TTF, the presence in person or by proxy of stockholders entitled to cast one-third of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

The Board of Directors of each Fund recommends that you vote “FOR” the election of the nominees as Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the management of each Fund, the following persons owned beneficially more than 5% of the noted Fund’s outstanding shares at April 10, 2003:

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
APF	Yale University Investments Office 230 Prospect Street New Haven, Connecticut 06511-2107	3,006,755 shares with sole voting power and sole dispositive power(1)	8.3%

	Wachovia Corporation One Wachovia Center Charlotte, North Carolina 28288-0013	2,782,440 shares with sole voting power and 5,000 with shared voting power and 2,786,940 with sole dispositive power(2)	7.74%

RNE	Morgan Stanley & Co. International Limited 1585 Broadway New York, New York 10036	36,000 shares with shared voting power and shared dispositive power; 154,791 shares with shared dispositive power but no voting power(3)	5.25%

	President and Fellows of Harvard College c/o Harvard Management Company, Inc. 600 Atlantic Avenue Boston, Massachusetts 02210	698,901 shares with sole voting power and sole dispositive power(4)	19.2%

TKF	United Nations Joint Staff Pension Fund United Nations, New York 10017	650,000 shares with shared voting power and shared dispositive power(5)	9.23%

	Fiduciary Trust Company International Rockefeller Center 600 Fifth Avenue New York, New York 10020	650,000 shares with shared voting power and shared dispositive power(6)	9.23%

	Kuwait Investment Authority P.O. Box 38346 Dahieh Abdullah Al Salem Kuwait City, Kuwait 72254	900,000 shares with sole voting power and sole dispositive power(7)	12.87%

(1)	Based on a Schedule 13G/A filed with the Commission on January 24, 2003.
(2)	Based on a Schedule 13G filed with the Commission on February 12, 2003.
(3)	Based on a Schedule 13G/A filed with the Commission on February 13, 2003.
(4)	Based on a Schedule 13G/A filed with the Commission on February 12, 2003.
(5)	Based on a Schedule 13G/A filed with the Commission on February 1, 1996.
(6)	Based on a Schedule 13D filed with the Commission on February 3, 1997.
(7)	Based on a Schedule 13D filed with the Commission on November 2, 1992.

AUDIT COMMITTEE REPORTS AND AUDITOR FEES

Report of the Audit Committee

At a meeting held on February 13, 2003, the Board of Directors of each Fund, including a majority of the Directors who are not “interested persons,” as defined under the 1940 Act, of the Fund acting on the recommendation of the Audit Committee of the Fund, selected Ernst & Young LLP to act as independent accountants for each Fund for the fiscal year ending December 31, 2003 (October 31, 2003 for TKF). Each Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board No. 1 and has discussed with Ernst & Young LLP its independence with respect to each Fund. Each Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund.

Each Fund’s financial statements for the fiscal year ended December 31, 2002 (October 31, 2002 for TKF) were audited by Ernst & Young LLP. The Audit Committee of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of each Fund has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61. Based on the foregoing review and discussions, the Audit Committee of each Fund recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2002 (October 31, 2002 for TKF) be included in the Fund’s most recent annual report.

Joseph J. Kearns, Chairman of the Audit Committee

John D. Barrett II, Member of the Audit Committee

Gerard E. Jones, Member of the Audit Committee

Vincent R. McLean, Member of the Audit Committee

C. Oscar Morong, Jr., Member of the Audit Committee

Audit Fees

The aggregate fees paid to Ernst & Young LLP in connection with the annual audit of the Fund’s financial statements for the fiscal year ended December 31, 2002 (October 31, 2002 for TKF) are set forth below:

2002
APF	$53,500
TTF	$33,500
MSY	$43,500
RNE	$62,500
TKF	$38,500
MGB	$43,900
MSD	$67,500

Audit-Related Fees

There were no fees paid by a Fund to Ernst & Young LLP related to the annual audit of a Fund’s financial statements for the fiscal year ended December 31, 2002 (October 31, 2002 for TKF), except for APF which paid audit-related fees in the amount of $6,000 for the translation of financial statements for certain foreign regulatory filing requirements.

Tax Fees

The aggregate fees paid to Ernst & Young LLP in connection with tax compliance, tax advice and tax planning for each Fund for the fiscal year ended December 31, 2002 (October 31, 2002 for TKF) are set forth below, which represent fees paid for the review of the Federal, state and local tax returns for each Fund.

2002
APF	$2,500
TTF	$2,500
MSY	$2,500
RNE	$2,500
TKF	$2,500
MGB	$3,100
MSD	$2,500

All Other Fees

There were no fees paid by a Fund to Ernst & Young LLP for all other products and services not set forth above for each Fund for the fiscal year ended December 31, 2002 (October 31, 2002 for TKF).

Aggregate Non-Audit Fees paid by the Manager and Affiliated Entities

The aggregate fees billed for professional services rendered by Ernst & Young LLP for all other services provided to the Manager and to any entities controlling, controlled by or under common control with the Manager for the fiscal year ended December 31, 2002 amounted to $774,000. Such services for the 2002 fiscal year included: (i) audit-related fees of $98,000 for the issuance of a report under Statement on Accounting Standards No. 70 titled “Reports on the Processing of Transactions by Service Organizations” and (ii) all other fees of $676,000 related to services such as performance attestation, operational control reviews and the provision of educational seminars.

The Audit Committee of each Fund has considered whether the provision of non-audit services and the provision of services to affiliates of the Manager is compatible with maintaining the independence of Ernst & Young LLP.

OTHER MATTERS

No matter other than as set forth herein is expected to come before any Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting for a Fund, the persons named in the enclosed Proxy Card(s) will vote thereon according to their best judgment in the interests of the Fund.

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

A stockholder’s proposal intended to be presented at a Fund’s Annual Meeting of Stockholders in 2004 must be received by such Fund on or before January 1, 2004 (January 8, 2004 for APF) in order to be included in the Fund’s proxy statement and Proxy Card relating to that meeting. Any stockholder who desires to bring a proposal at a Fund’s Annual Meeting of Stockholders in 2004, without including such proposal in the Fund’s proxy statement, must deliver written notice thereof to the Secretary of such Fund not before March 8, 2004 and not later than April 7, 2004, in the manner and form required by that Fund’s By-Laws. Each Fund will furnish, without charge, a copy of its By-Laws to any stockholder of such Fund requesting such By-Laws. Requests for a Fund’s By-Laws should be made in writing to the respective Fund, c/o Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, New York, New York 10020.

MARY E. MULLIN

Secretary

Dated:  April 21, 2003

Stockholders of a Fund who do not expect to be present at the Meeting for that Fund and who wish to have their shares voted are requested to date and sign the enclosed Proxy Card for the Fund and return it in the enclosed envelope, no postage is required if mailed in the United States, or vote by telephone as instructed in each Fund’s Proxy Card.

PROXY CARD

THE TURKISH INVESTMENT FUND, INC.

C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.

1221 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 10, 2003 at the Annual Meeting of Stockholders to be held on June 5, 2003, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Joint Proxy Statement dated April 21, 2003.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)

SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF

THE TURKISH INVESTMENT FUND, INC.

June 5, 2003

PROXY VOTING INSTRUCTIONS

MAIL – Date, sign and mail your Proxy Card in the envelope provided as soon as possible.– OR –

TELEPHONE – Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control number and Proxy Card available when you call.

Company Number

Account Number

Control Number

Please detach and mail in the envelope provided IF you are not voting via telephone.

1.	Election of the following nominees as Directors effective July 31, 2003:

NOMINEES
☐	FOR ALL NOMINEES	☐	Phillip J. Purcell	Class I
		☐	Charles A. Fiumefreddo	Class II
☐	WITHHOLD AUTHORITY	☐	Michael Bozic	Class II
	FOR ALL NOMINEES	☐	Edwin J. Garn	Class II
		☐	Wayne E. Hedien	Class III
☐	FOR ALL EXCEPT	☐	Dr. Manuel H. Johnson	Class III
	(See instructions below)	☐	James F. Higgins	Class III

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Directors for the Fund.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder Date: Signature of Stockholder: Date:

Note:	PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.